As filed with the Securities and Exchange Commission on November 10, 1998

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement                / / Confidential, for Use of
                                                    the Commission Only
/x/  Definitive Proxy Statement                     (as permitted by Rule
                                                    14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             MUNIHOLDINGS FUND, INC.
                           MUNIHOLDINGS FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                       MUNIHOLDINGS FLORIDA INSURED FUND.
                      MUNIHOLDINGS FLORIDA INSURED FUND II
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                    MUNIHOLDINGS NEW YORK INSURED FUND, INC.

                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2. Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
4.   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5. Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1. Amount previously paid:

--------------------------------------------------------------------------------
2. Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
3. Filing Party:

--------------------------------------------------------------------------------
4. Date Filed:

                            MUNIHOLDINGS FUND, INC.
                           MUNIHOLDINGS FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                       MUNIHOLDINGS FLORIDA INSURED FUND
                      MUNIHOLDINGS FLORIDA INSURED FUND II
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                    MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               DECEMBER 16, 1998

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (collectively, the "Meetings") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 16, 1998 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors/Trustees of each Fund to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors/Trustees of each Fund has fixed the close of business on October 20, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the Stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after December 2, 1998, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of the respective Fund.

                                     By Order of the Board of Directors/Trustees



                                     PATRICK D. SWEENEY
                                     SECRETARY OF THE FUNDS

Plainsboro, New Jersey
Dated: November 12, 1998

                            COMBINED PROXY STATEMENT

                            ------------------------

                            MUNIHOLDINGS FUND, INC.
                           MUNIHOLDINGS FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                       MUNIHOLDINGS FLORIDA INSURED FUND
                      MUNIHOLDINGS FLORIDA INSURED FUND II
                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                    MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               DECEMBER 16, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors/Trustees of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1998 Annual Meeting of Stockholders of each Fund (collectively, the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 16, 1998 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is November 12, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors/Trustees of each Fund to serve for the ensuing year and FOR the ratification of the selection of independent auditors to serve for each Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors/Trustees of each Fund has fixed the close of business on October 20, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock ("Shares") and shares of auction market preferred stock ("AMPS") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by each of the Fund's Stockholders, voting in person or by proxy at a meeting at which a quorum is present and duly constituted.

     The Board of Directors/Trustees of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                     ITEM 1. ELECTION OF DIRECTORS/TRUSTEES

     At the Meetings, the Board of Directors/Trustees of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors/Trustees to be elected by holders of AMPS; and

          (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the four (4) persons designated as Directors/Trustees to be elected by holders of Shares and AMPS.

     The Board of Directors/Trustees of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors/Trustees for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors/Trustees is set forth in Exhibit A.

                                                                        PRINCIPAL OCCUPATIONS
                                                                       DURING PAST FIVE YEARS
NAME AND ADDRESS                             AGE                AND PUBLIC DIRECTORS/TRUSTEESHIPS(1)
----------------                             ---   ---------------------------------------------------------------
Ronald W. Forbes(1)(2)(3).................   58    Professor of Finance, School of Business, State University
  1400 Washington Avenue                             of New York at Albany, since 1989; Consultant, Urban
  Albany, New York 12222                             Institute, Washington, D.C. since 1995.
Richard R. West(1)(2)(3)..................   60    Professor of Finance since 1984, and Dean from 1984 to
  Box 604                                            1993, and currently Dean Emeritus of New York University,
  Genoa, Nevada 89411                                Leonard N. Stern School of Business Administration; Director
                                                     of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado
                                                     Operating Company and Alexander's Inc.

                                                                        PRINCIPAL OCCUPATIONS
                                                                       DURING PAST FIVE YEARS
NAME AND ADDRESS                             AGE                AND PUBLIC DIRECTORS/TRUSTEESHIPS(1)
----------------                             ---   ---------------------------------------------------------------
Cynthia A. Montgomery(1)(2)(3)............   46    Professor, Harvard Business School since 1989; Associate
  Harvard Business School                            Professor, J.L. Kellogg Graduate School of Management,
  Soldiers Field Road                                Northwestern University from 1985 to 1989; Assistant
  Boston, Massachusetts 02163                        Professor, Graduate School of Business Administration, The
                                                     University of Michigan from 1979 to 1985; Director, UNUM
                                                     Corporation since 1990 and Director of Newell Co. since 1995.
Charles C. Reilly(1)(2)(3)................   67    Self-employed financial consultant since 1990; President
  9 Hampton Harbor Road                              and Chief Investment Officer of Verus Capital, Inc. from 1979
  Hampton Bays, New York 11946                       to 1990; Senior Vice President of Arnhold and S.
                                                     Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor,
                                                     Columbia University Graduate School of Business from 1990 to
                                                     1991; Adjunct Professor, Wharton School, The University of
                                                     Pennsylvania from 1989 to 1990.
Kevin A. Ryan(1)(2)(3)....................   66    Founder and current Director of The Boston University
  127 Commonwealth Avenue                            Center for the Advancement of Ethics and Character; Professor
  Chestnut Hill, Massachusetts 02167                 of Education at Boston University since 1992; formerly taught on the faculties of The University of Chicago, Stanford
                                                     University and Ohio State University.
Arthur Zeikel(1)(3)*......................   66    Chairman of Fund Asset Management, L.P. ("FAM") and
  P.O. Box 9011                                      MLAM (which terms as used herein include their corporate
  Princeton, New Jersey 08543-9011                   predecessors) since 1997; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton
                                                     Services") since 1997, Director thereof since 1993 and
                                                     President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. since 1990.

---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."

(2) Member of the Audit Committee of each Board.

(3) Please see Exhibit A for a chart, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each Fund.

     COMMITTEE AND BOARD OF DIRECTORS/TRUSTEES MEETINGS. The Board of Directors/Trustees of each Fund has a standing Audit Committee, which consists of Directors/Trustees who are not "interested persons" of that Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by a Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors/Trustees have retained independent legal counsel to assist them in connection with these duties. No Fund's Boards of Directors/Trustees has a nominating committee.

     During each Fund's last fiscal year, each of the Directors/Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors/Trustees held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors/Trustees of each Fund, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, Directors/Trustees and greater than ten percent Stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors/Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act., i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael L. Quinn and Michael J. Hennewinkel each inadvertently failed to make a timely Form 3 filing to report his election as Senior Vice President of FAM, which reports indicated that neither person owned any Shares or AMPS of any of the Funds. This oversight was corrected in a subsequent filing.

     INTERESTED PERSONS. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

     COMPENSATION OF DIRECTORS/TRUSTEES. FAM, the investment adviser of each Fund, pays all compensation to all officers of that Fund and all Directors/Trustees of that Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director/Trustee not affiliated with FAM (each a "non-affiliated Director/Trustee") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors/Trustees, an annual fee plus a fee for each meeting attended, together with such Director's/Trustee's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Directors/Trustees for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     OFFICERS OF THE FUNDS. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of a Fund are elected and appointed by the Board of Directors/Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

     STOCK OWNERSHIP. As of the Record Date, none of the nominees held shares of the Funds, except that Ronald W. Forbes owned 300 Shares of MuniHoldings Fund II, Inc. and 105,533 Shares of MuniHoldings New Jersey Insured Fund, Inc.

     At the Record Date, the Directors/Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director/Trustee of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors/Trustees of each Fund, including a majority of the Directors/Trustees who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     Deloitte & Touche LLP ("D&T") acts as independent auditors for MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, and MuniHoldings New York Insured Fund, Inc. Ernst & Young LLP ("E&Y") acts as independent auditors for MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. Additionally, E&Y also acts as the independent auditors for other investment companies for which FAM or MLAM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of Directors/Trustees of each Fund considered the fact that the independent auditors have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of the independent auditors with respect to each applicable Fund.

     Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

     In order to obtain the necessary quorum at each Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at each Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director/Trustee nominees and "FOR" the ratification of independent auditors.

     With respect to Item 1, "Election of Directors/Trustees," holders of AMPS, voting separately as a class, are entitled to elect two Directors/Trustees and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Directors/Trustees. Assuming a quorum is present, (i) election of the two Directors/Trustees to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at each Meeting and entitled to vote; (ii) election of the remaining Directors/Trustees will require the affirmative vote of a majority of the votes cast by the holders of Shares and AMPS represented at each Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, "Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of Shares and AMPS represented at each Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors/Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of Stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR AND A COPY OF ITS MOST RECENT SEMI-ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in December 1999, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 24, 1999.

                                     By Order of the Board of Directors/Trustees


                                     PATRICK D. SWEENEY
                                     SECRETARY OF THE FUNDS


Dated: November 9, 1998

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

(Bullet) GENERAL INFORMATION PERTAINING TO THE FUNDS


                                                      DEFINED TERM       FISCAL YEAR      STATE OF
FUND                                               USED IN EXHIBIT A         END        ORGANIZATION    MEETING TIME
----                                               ------------------    -----------    ------------    ------------
MuniHoldings Fund, Inc..........................   MH Fund                 4/30           MD             9:00 a.m.
MuniHoldings Fund II, Inc.......................   MH Fund II              7/31           MD             9:15 a.m.
MuniHoldings California Insured Fund, Inc.......   MH CA Ins. Fund         8/31           MD             9:45 a.m.
MuniHoldings Florida Insured Fund...............   MH FL Ins. Fund         8/31           MA            10:15 a.m.
MuniHoldings Florida Insured Fund II............   MH FL Ins. Fund II      6/30           MA            10:30 a.m.
MuniHoldings New Jersey Insured Fund, Inc.......   MH NJ Ins. Fund         7/31           MD            10:45 a.m.
MuniHoldings New York Insured Fund, Inc.........   MH NY Ins. Fund         8/31           MD             9:30 a.m.


                                                                                       SHARES OUTSTANDING AS OF
                                                                                           THE RECORD DATE
                                                                                       ------------------------
FUND                                                                                     SHARES           AMPS
----                                                                                   ----------         -----
MH Fund.............................................................................   13,728,989         4,400
MH Fund II..........................................................................   11,073,334         3,480
MH CA Ins. Fund.....................................................................    8,308,595         4,800
MH FL Ins. Fund.....................................................................   10,764,871         4,190
MH FL Ins. Fund II..................................................................    8,840,687         3,440
MH NJ Ins. Fund.....................................................................    6,980,461         2,720
MH NY Ins. Fund.....................................................................    9,787,106         3,800

(Bullet) INFORMATION PERTAINING TO OFFICERS AND DIRECTORS/TRUSTEES

                                                         YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                                      -------------------------------------------------------------
FUND                                                  FORBES     WEST     MONTGOMERY     REILLY     RYAN     ZEIKEL
----                                                  ------     ----     ----------     ------     ----     ------
MH Fund...........................................     1997      1997        1997          1997     1997      1997
MH Fund II........................................     1998      1998        1998          1998     1998      1998
MH CA Ins. Fund...................................     1997      1997        1997          1997     1997      1997
MH FL Ins. Fund...................................     1997      1997        1997          1997     1997      1997
MH FL Ins. Fund II................................     1997      1997        1997          1997     1997      1997
MH NJ Ins. Fund...................................     1998      1998        1998          1998     1998      1998
MH NY Ins. Fund...................................     1997      1997        1997          1997     1997      1997

     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

                                           NOMINEES TO BE                    NOMINEES TO BE ELECTED BY
FUND                                 ELECTED BY HOLDERS OF AMPS              HOLDERS OF SHARES AND AMPS
----                             ----------------------------------     ------------------------------------
MH Fund.......................   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH Fund II....................   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH CA Ins. Fund...............   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH FL Ins. Fund...............   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH FL Ins. Fund II............   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH NJ Ins. Fund...............   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel
MH NY Ins. Fund...............   Charles C. Reilly, Richard R. West     Ronald W. Forbes, Kevin A. Ryan
                                                                        Cynthia A. Montgomery, Arthur Zeikel

     Set forth in the table below is information regarding Board and Audit Committee meetings held and the aggregate fees and expenses paid by each Fund to the non-affiliated Directors/Trustees during each Fund's most recently completed fiscal year.

                                     BOARD OF DIRECTORS/TRUSTEES                  AUDIT COMMITTEE
                                 -----------------------------------    -----------------------------------
                                               ANNUAL                                 ANNUAL                    AGGREGATE
                                 # MEETINGS     FEE      PER MEETING    # MEETINGS     FEE      PER MEETING      FEES AND
FUND                               HELD *       ($)       FEE ($)**        HELD        ($)       FEE ($)**     EXPENSES ($)
----                             ----------    ------    -----------    ----------    ------    -----------    ------------
MH Fund.......................       12         2,000        200             6          800         N/A           23,991
MH Fund II....................        7         2,000        200             3          800         N/A           11,913
MH CA Ins. Fund...............       13         2,000        200             4          800         N/A           22,990
MH FL Ins. Fund...............       11         2,000        200             6          800         N/A           22,963
MH FL Ins. Fund II............        7         2,000        200             3          800         N/A           10,613
MH NJ Ins. Fund...............        6         2,000        200             2          800         N/A           10,688
MH NY Ins. Fund...............       13         2,000        200             4          800         N/A           22,929

---------------
*  Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors/Trustees for the most recently ended fiscal year.

                                                                               COMPENSATION FROM FUND ($)*
                                                                     ------------------------------------------------
FUND                                                                 FORBES    WEST     MONTGOMERY    REILLY    RYAN
----                                                                 ------    -----    ----------    ------    -----
MH Fund...........................................................   4,900     4,900       4,900       5,900    4,900
MH Fund II........................................................   2,650     2,650       2,650       3,150    2,650
MH CA Ins. Fund...................................................   4,700     4,700       4,700       5,700    4,700
MH FL Ins. Fund...................................................   4,700     4,700       4,700       5,700    4,700
MH FL Ins. Fund II................................................   2,408     2,408       2,408       2,825    2,408
MH NJ Ins. Fund...................................................   2,408     2,408       2,400       2,825    2,408
MH NY Ins. Fund...................................................   4,700     4,700       4,700       5,700    4,700

---------------
* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated
Directors/Trustees for the year ended December 31, 1997.

                                                                               AGGREGATE COMPENSATION FROM
                                                                          FUND AND OTHER FAM/MLAM ADVISED FUNDS
NAME OF DIRECTOR/TRUSTEE                                                   PAID TO DIRECTORS/TRUSTEES ($) (1)
------------------------                                                  -------------------------------------
Ronald W. Forbes.......................................................                 153,500.00
Richard R. West........................................................                 299,000.00
Cynthia A. Montgomery..................................................                 153,500.00
Charles C. Reilly......................................................                 313,000.00
Kevin A. Ryan..........................................................                 153,500.00

---------------
(1) The Directors/Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Forbes (35 registered investment companies consisting of 48 portfolios); Mr. West (56 registered investment companies consisting of 81 portfolios); Ms. Montgomery (35 registered investment companies consisting of 48 portfolios); Mr. Reilly (54 registered investment companies consisting of 67 portfolios); and Mr. Ryan (35 registered investment companies consisting of 48 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

                                                                                        OFFICER SINCE
                                                                     ----------------------------------------------------
                                                                                       MH     MH               MH     MH
                                                                                       CA     FL     MH FL     NJ     NY
                                                                      MH      MH      INS.   INS.    INS.     INS.   INS.
NAME AND BIOGRAPHY                                 AGE     OFFICE    FUND   FUND II   FUND   FUND   FUND II   FUND   FUND
------------------                                 ---   ----------  ----   -------   ----   ----   -------   ----   ----
Arthur Zeikel                                      66    President   1997     1998    1997   1997     1997    1998   1997
  Chairman of MLAM and FAM since 1997; President
  of MLAM and FAM from 1977 to 1997; Chairman of
  Princeton Services since 1997 and Director
  thereof since 1993; President of Princeton
  Services from 1993 to 1997; Executive Vice
  President of Merrill Lynch & Co., Inc. since
  1990.
Terry K. Glenn                                     58    Executive   1997     1998    1997   1997     1997    1998   1997
  Executive Vice President of MLAM and FAM since         Vice
  1983; Executive Vice President and Director of         President
  Princeton Services since 1993; President of
  Princeton Funds Distributor ("PFD") since 1986
  and Director thereof since 1991; President of
  Princeton Administrators, L.P. since 1988.

                                                                                        OFFICER SINCE
                                                                     ----------------------------------------------------
                                                                                       MH     MH               MH     MH
                                                                                       CA     FL     MH FL     NJ     NY
                                                                      MH      MH      INS.   INS.    INS.     INS.   INS.
NAME AND BIOGRAPHY                                 AGE     OFFICE    FUND   FUND II   FUND   FUND   FUND II   FUND   FUND
------------------                                 ---   ----------  ----   -------   ----   ----   -------   ----   ----
Vincent R. Giordano                                54    Senior      1997     1998    1997   1997     1997    1998   1997
  Senior Vice President of FAM and MLAM since            Vice
  1984; Portfolio Manager of FAM and MLAM since          President
  1977; Senior Vice President of Princeton
  Services since 1993.
Kenneth A. Jacob                                   47    Vice        1997     1998    1997   1997     1997    1998   1997
  First Vice President of MLAM since 1997; Vice          President
  President of MLAM from 1984 to 1997; Vice
  President of FAM since 1984.
Donald C. Burke                                    38    Vice        1997     1998    1997   1997     1997    1998   1997
  First Vice President of MLAM since 1997; Vice          President
  President of MLAM from 1990 to 1997; Director
  of Taxation of MLAM since 1990.
John Loffredo, CFA                                 34    Vice        1997       --      --     --       --      --     --
  Vice President of MLAM since 1991.                     President
Robert A. DiMella, CFA                             32    Vice        1997     1998    1998   1997     1997    1998   1998
  Vice President of MLAM since 1997; Assistant           President
  Portfolio Manager of MLAM from 1993 to 1995;
  Assistant Portfolio Manager with Prudential
  Investment Advisors from 1991 to 1993.
Theodore R. Jaeckel, Jr.                           39    Vice          --       --      --     --       --    1998     --
  Director (Municipal Tax-Exempt Fund Management)        President
  of MLAM since 1997; Vice President of MLAM from
  1991 to 1997.
Roberto Roffo                                      32    Vice          --       --      --     --       --      --   1997
  Vice President of MLAM since 1996 and a                President
  Portfolio Manager since 1992; employee of State
  Street Bank and Trust company from 1989 to
  1992.
Walter O'Connor                                    37    Director      --       --    1997     --       --      --     --
  Director of MLAM since 1997; Vice President of
  MLAM since 1993; Assistant Vice President of
  MLAM from 1991 to 1993.
Robert Sneeden                                     45    Vice          --       --      --   1998       --      --     --
  Vice President of MLAM since 1998.                     President

                                                                                        OFFICER SINCE
                                                                     ----------------------------------------------------
                                                                                       MH     MH               MH     MH
                                                                                       CA     FL     MH FL     NJ     NY
                                                                      MH      MH      INS.   INS.    INS.     INS.   INS.
NAME AND BIOGRAPHY                                 AGE     OFFICE    FUND   FUND II   FUND   FUND   FUND II   FUND   FUND
------------------                                 ---   ----------  ----   -------   ----   ----   -------   ----   ----
Gerald M. Richard                                  49    Treasurer   1997     1998    1997   1997     1997    1998   1997
  Senior Vice President and Treasurer of MLAM and
  FAM since 1984; Senior Vice President and
  Treasurer of Princeton Services since 1993;
  Treasurer of PFD since 1984 and Vice President
  thereof since 1981.
Patrick D. Sweeney                                 44    Secretary   1997     1998    1997   1997     1997    1998   1997
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1990 to 1997.

                                                                    COMMON STOCK


                             MUNIHOLDINGS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                           MUNIHOLDINGS FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON SHARES


                        MUNIHOLDINGS FLORIDA INSURED FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniHoldings Florida Insured Fund (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON SHARES


                      MUNIHOLDINGS FLORIDA INSURED FUND II
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniHoldings Florida Insured Fund II (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                    MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                             MUNIHOLDINGS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                           MUNIHOLDINGS FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES


                        MUNIHOLDINGS FLORIDA INSURED FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniHoldings Florida Insured Fund (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of shareholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES


                      MUNIHOLDINGS FLORIDA INSURED FUND II
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniHoldings Florida Insured Fund II (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                   MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                    MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of shareholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [filled in box] or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]      to vote for all nominees listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:___________________________________, 1998

                                X______________________________________________
                                                  Signature

                                X______________________________________________
                                           Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.